SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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                                February 25, 2004

                Date of Report (Date of earliest event reported)



                            U.S. Energy Systems, Inc.
             (Exact name of registrant as specified in its charter)





  Delaware                            0-10238                 52-1216347
(State or other                    (Commission             (I.R.S. Employer
jurisdiction of                    File Number)           Identification No.)
Incorporation)

One North Lexington Avenue
White Plains, NY                                          10601
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: (914) 993-6443

Item 7.  Financial Statements and Exhibits

                  (c)      Exhibits


         99.1 Press Release dated February 25, 2004 (titled "U.S. Energy Systems Announces Establishment of Canadian Income Fund").

Item 9.   Regulation FD Disclosure.

See the information set forth in the Press Release dated February 25, 2004, annexed hereto as exhibit 99.1. Such press release (and the documents referenced therein) is not deemed to be "filed" or subject to the liabilities imposed by
Section 18 of the Securities Exchange Act of 1934, as amended, nor any liabilities imposed by the Securities Act of 1933, as amended, except to the extent that we specifically request that such information be treated as filed.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            U.S. Energy Systems, Inc.



                                          By: /s/ Goran Mornhed
                                                  -------------
                                                  Goran Mornhed, President and
                                                  Chief Executive Officer




Dated:   February 25, 2004